                                                                                        EXHIBIT 32.1

                                      CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350,
                                       AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The St. Lawrence Seaway  Corporation (the "Company") on Form
10-KSB for the year ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),  I, Joel M. Greenblatt,  Chairman of the Board of the Company,  certify, pursuant to 18 U.S.C. Rule 1350, as adopted pursuant to Rule 906 of the  Sarbanes-Oxley Act of 2002, that:

(1) The Report fully  complies with the  requirements  of Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joel M. Greenblatt
-----------------------------
Joel M. Greenblatt
Chairman of the Board
June 27, 2006